SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) MARCH 22, 2000

                         CENTENNIAL COMMUNICATIONS CORP.
               (Exact Name of Registrant as Specified in Charter)


      DELAWARE                       0-19603                  06-1242753
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
of Incorporation)                  File Number)           Identification No.)


                              1305 Campus Parkway
                           NEPTUNE, NEW JERSEY 07753
              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (732) 919-1000




          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS

          In a press release issued March 22, 2000, Centennial Communications Corp., a Delaware corporation ("Centennial"), announced its earnings for the fiscal quarter ended February 29, 2000. A copy of the press release issued by Centennial is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     99.1 Press release issued by Centennial on March 22, 2000



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CENTENNIAL COMMUNICATIONS CORP.


                               By: /S/ PETER W. CHEHAYL
                               Name:  Peter W. Chehayl
                               Title: Senior Vice President, Treasurer and Chief Financial Officer

Date:  March 22, 2000


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                                  EXHIBIT INDEX


Exhibits
No.            Description

99.1           Press release issued by Centennial on March 22, 2000




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